EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Annual Report on Form 10-K of USANA Health Sciences, Inc. for the year ended January 1, 2011 as filed March 14, 2011 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of USANA Health Sciences, Inc.

Date:	March 14, 2011	/s/ Jeffrey A. Yates
Jeffrey A. Yates
Chief Financial Officer
(Principal Accounting and Financial Officer)